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                                                                    Exhibit 10.1

                   AMENDMENT #2 TO SATELLITE SERVICE AGREEMENT


       THIS AMENDMENT #2 ("Amendment #2") to the Satellite Service Agreement for AMC-16 effective as of February 19, 2004, as amended by Amendment #1 effective as of March 10, 2004 (collectively the "Original Agreement"), between SES Americom, Inc., as agent for SES Americom California, Inc. (for the period prior to the In-Service Date) and SES Americom Colorado, Inc. (for the period on and after the In-Service Date), on the one hand, and EchoStar Satellite L.L.C., formerly known as EchoStar Satellite Corporation ("Customer") ***, is made effective as of April 30, 2004 (the "Amendment #2 Effective Date"). All references to "SES Americom" herein shall include SES Americom California, Inc., SES Americom Colorado, Inc., and SES Americom, Inc. as agent for each. Defined terms used in this Amendment #2 have the meanings specified herein or in the Original Agreement. The Original Agreement as amended by this Amendment #2 is referred to as the "Agreement".

       SES Americom and Customer agree to amend the Original Agreement in accordance with the terms and conditions set forth below. ***

(3)    Section 11.WW. The definition of Launch Service Agreement in
Section 11.WW is replaced with the following: ***

(4) General. Except as expressly modified herein, the Original Agreement shall remain in full force and effect in accordance with its terms and conditions.

       This AMENDMENT #2 contains the complete and exclusive understanding of the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements between the parties with respect thereto.

ECHOSTAR SATELLITE L.L.C.               SES AMERICOM, INC., as agent for
                                        SES AMERICOM CALIFORNIA, INC. and
By: EchoStar DBS Corporation, its       SES AMERICOM COLORADO, INC.
sole member


By:                                     By:
   ------------------------------          -------------------------------------
(Signature)                             (Signature)

Name:                                   Name:
     ----------------------------            -----------------------------------
(Typed or Printed Name)                 (Typed or Printed Name)

Title:                                  Title:
      ---------------------------             ----------------------------------


                                      -1-
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.